Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, for purposes of Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Nanometrics Incorporated (the “Company”) that based on his knowledge:

1.	The Annual Report on Form 10-K/A of the Company for the annual period ended January 1, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 22, 2006	By:	/s/ JOHN D. HEATON
	Name:	John D. Heaton
	Title:	Chief Executive Officer

Date: February 22, 2006	By:	/s/ DOUGLAS J. MCCUTCHEON
	Name:	Douglas J. McCutcheon
	Title:	Chief Financial Officer